8-K 1 form8k.htm CURRENT REPORT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2014

IMOGO MOBILE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51976	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15831 8th Avenue NE, Shoreline, WA	98155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 458-7018

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 18, 2014, Stewart E. Irvine resigned as President and Director of our company. Mr. Irvine’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise. Prior to the resignation of Mr. Irvine, the Company’s Board of Directors appointed Mr. Bachir Nakad as the Chief Financial Officer and Director of the Company.

Our board of directors now consists solely of Bachir Nakad.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMOGO MOBILE TECHNOLOGIES CORP.

/s/ Bachar Nakad
Bachar Nakad
President and Director

Date:   September 19, 2014